UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 6, 2014 (August 5, 2014)
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CBS Outdoor Americas Inc.
(Exact name of registrant as specified in its charter)

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Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2014, Anthony G. Ambrosio and Lawrence P. Tu resigned as directors of CBS Outdoor Americas Inc. (the “Company”), effective immediately.

On August 5, 2014, immediately following the resignations of Messrs. Ambrosio and Tu, Manuel A. Diaz and Susan M. Tolson were elected to the Company’s board of directors as Class I directors, to serve for the remainder of the full Class I term, or until his or her respective resignation or removal. The committee or committees of the board of directors on which Mr. Diaz and Ms. Tolson may serve have not yet been determined. There is no arrangement or understanding with any person pursuant to which Mr. Diaz or Ms. Tolson was appointed as a member of the Company’s board of directors. In accordance with the Company’s existing compensation policy for non-employee directors as described in the Company’s prospectus filed with the Securities and Exchange Commission (the “SEC”) on July 7, 2014, each of Mr. Diaz and Ms. Tolson will receive an annual cash retainer of $60,000 and an annual equity grant in the form of restricted share units valued at $60,000. The initial annual equity grant will be subject to proration for the term served by the new directors.

In addition to the compensation that each of Mr. Diaz and Ms. Tolson will receive in connection with his or her appointment as a member of the Company’s board of directors, the Company has entered into its standard form of indemnification agreement with each of Mr. Diaz and Ms. Tolson. A form of indemnification agreement was previously filed with the SEC on February 18, 2014 as Exhibit 10.5 to the Company’s Registration Statement on Form S-11 (File No. 333-189643).

Item 8.01	Other Events.

On August 5, 2014, the Company’s board of directors approved the Company’s election to operate and be taxed as a real estate investment trust for U.S. federal income tax purposes for the tax year commencing July 17, 2014 and ending December 31, 2014, and for each subsequent fiscal year until the board of directors determines otherwise.

On August 6, 2014, the Company issued a press release announcing that its board of directors has approved a quarterly dividend of $0.37 per share on the Company’s common stock. The dividend is payable on September 30, 2014, to stockholders of record on September 9, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press Release dated August 6, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS OUTDOOR AMERICAS INC.

By:	/s/ Donald R. Shassian
	Name:	Donald R. Shassian
	Title:	Executive Vice President and
Chief Financial Officer

Date: August 6, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 6, 2014.